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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                DECEMBER 31, 2002

                                ----------------

                            RENT-A-CENTER EAST, INC.
               (Exact name of registrant as specified in charter)


          DELAWARE                  0-25370                48-1024367
(State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)           File Number)         Identification No.)


                              5700 TENNYSON PARKWAY
                                   THIRD FLOOR
                               PLANO, TEXAS 75024
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 801-1100
                             (Registrant's telephone
                          number, including area code)


                               RENT-A-CENTER, INC.
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.


             Rent-A-Center East, Inc. (formerly Rent-A-Center, Inc.), a Delaware corporation ("RAC EAST"), formed Rent-A-Center, Inc. (formerly, Rent-A-Center Holdings, Inc.), a Delaware corporation ("RAC"), to adopt a holding company organizational structure in accordance with Section 251(g) of the Delaware General Corporation Law (the "DGCL"). The holding company organizational structure was effected pursuant to an Agreement and Plan of Merger (the "PLAN OF MERGER") among RAC, RAC East and RAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of RAC ("MERGER SUB"). The Plan of Merger, which was effected on December 31, 2002, provided for the merger of Merger Sub with and into RAC East, with RAC East continuing as the surviving corporation and becoming a wholly-owned subsidiary of RAC (the "MERGER"). Prior to the Merger, RAC was a direct, wholly-owned subsidiary of RAC East, organized for the purpose of implementing the holding company organizational structure. For Federal income tax purposes, the Merger qualified as a tax-free reorganization under the provisions of Sections 351 and 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. Pursuant to
Section 251(g) of the DGCL, common stockholder approval of the Merger was not required. As a result of the Merger, the consolidated assets and liabilities of RAC East prior to the Merger became the consolidated assets and liabilities of RAC immediately after the Merger.

             By operation of the Merger, all of RAC East's capital stock, issued and outstanding or held in treasury, was converted, on a share for share basis, into capital stock of RAC. As a result, each stockholder of RAC East became the owner of an identical number of shares of capital stock of RAC and received securities of the same class, evidencing the same proportional interests in RAC and having designations, rights and preferences, and qualifications, limitations and restrictions, identical to those that the stockholder held in RAC East. Additionally, each outstanding option to purchase shares of RAC East's common stock automatically converted into an option to purchase, upon the same terms and conditions, an identical number of shares of RAC's common stock.

             In connection with the Merger, RAC East's name was changed to "Rent-A-Center East, Inc." and RAC's name was changed to "Rent-A-Center, Inc." The conversion of shares of capital stock in the Merger occurred without an exchange of stock certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of RAC East are deemed to represent the same number of shares of capital stock of RAC. RAC's common stock will continue to be quoted on the Nasdaq National Market under the symbol "RCII" without interruption.

             In accordance with Section 251(g) of the DGCL, the provisions of the restated certificate of incorporation and the amended and restated bylaws of RAC East in effect immediately after the Merger are substantially identical to those of RAC East prior to the Merger, other than as required or permitted under
Section 251(g) of the DGCL. Similarly, the provisions of the certificate of incorporation and amended and restated bylaws of RAC are substantially identical to those of RAC East prior to the Merger, other than as required or permitted under Section 251(g) of the DGCL. The authorized capital stock of RAC, the designations, rights and preferences of such capital stock and the qualifications, limitations and restrictions thereof are also substantially identical to those of RAC East's capital stock immediately prior to the Merger. In addition, the directors of RAC are the same individuals who served as the directors of RAC East immediately prior to the Merger.

             Pursuant to the Merger, RAC, RAC East, certain subsidiaries of RAC East and the trustee under the Indenture, dated December 19, 2001, as supplemented by the First Supplemental Indenture, dated May




                                       2
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1, 2002, and the Second Supplemental Indenture, dated September 30, 2002, relating to RAC East's 11% Senior Subordinated Notes due 2008, Series D (the "NOTES"), entered into a Third Supplemental Indenture pursuant to which RAC fully and unconditionally guaranteed RAC East's obligations under the Indenture. The Third Supplemental Indenture did not require the consent of the holders of the Notes.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)  Financial Statements of Businesses Acquired.

                  Not applicable.

             (b)  Pro Forma Financial Information.

                  Not applicable.

             (c)  Exhibits.

                  2.1* Agreement and Plan of Merger, dated December 30, 2002, by and among Rent-A-Center, Inc. (formerly, Rent-A-Center Holdings, Inc.), Rent-A-Center East, Inc. (formerly, Rent-A-Center, Inc.) and RAC Merger Sub, Inc.

                  4.2* Third Supplemental Indenture, dated as of December 31, 2002, by and among Rent-A-Center, Inc. (formerly Rent-A-Center Holdings, Inc.), Rent-A-Center East, Inc. (formerly, Rent-A-Center, Inc.), as Issuer, ColorTyme, Inc., Rent-A-Center West, Inc. (formerly, Advantage Companies, Inc.), Get It Now, LLC, Rent-A-Center Texas, L.P., and Rent-A-Center Texas, L.L.C., as Subsidiary Guarantors, and The Bank of New York, as Trustee.

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*        Filed Herewith.




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RENT-A-CENTER EAST, INC.

Date:  December 31, 2002          By:   /s/ Mark E. Speese
                                       ---------------------------------------
                                        Mark E. Speese
                                        Chairman of the Board and Chief
                                        Executive Officer




                                       4
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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                      DESCRIPTION OF EXHIBIT
       -------                     ----------------------

         2.1* Agreement and Plan of Merger, dated December 30, 2002, by and among Rent-A-Center, Inc. (formerly, Rent-A-Center Holdings,
                  Inc.), Rent-A-Center East, Inc. (formerly, Rent-A-Center,
                  Inc.) and RAC Merger Sub, Inc.

         4.2* Third Supplemental Indenture, dated as of December 31, 2002, by and among Rent-A-Center, Inc. (formerly Rent-A-Center
                  Holdings, Inc.), Rent-A-Center East, Inc. (formerly,
                  Rent-A-Center, Inc.), as Issuer, ColorTyme, Inc.,
                  Rent-A-Center West, Inc. (formerly, Advantage Companies,
                  Inc.), Get It Now, LLC, Rent-A-Center Texas, L.P., and
                  Rent-A-Center Texas, L.L.C., as Subsidiary Guarantors, and The
                  Bank of New York, as Trustee.

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*        Filed Herewith.